 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 13, 2023

DICK'S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURE	4

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 13, 2023, the Board of Directors (the "Board") of DICK'S Sporting Goods, Inc. (the "Company") appointed Robert W. Eddy to the Board effective immediately. Mr. Eddy also was appointed as a member of the Board's Governance and Nominating as well as Compensation Committees.
In connection with his appointment to the Board, and consistent with the Board's current compensation arrangements with its non-employee directors, Mr. Eddy will receive: (1) an equity award with an aggregate value of $180,000 under the Company's Amended and Restated 2012 Stock and Incentive Plan, that will vest on the one year anniversary of the grant date and (2) the Company's standard annual cash retainer for members of the Board and applicable committees that will be pro-rated based on the date of his appointment.
The Company also plans to enter into an indemnification agreement with Mr. Eddy in the same form as the indemnification agreements that the Company has entered into with each of its directors. Furthermore, there is no arrangement or understanding between Mr. Eddy and any other person pursuant to which he was selected as a director, and there have been no transactions since the beginning of the Company's last fiscal year, or currently proposed, regarding Mr. Eddy that are required to be disclosed by Item 404(a) of Regulation S-K.
A copy of the Company's press release announcing the appointment of Mr. Eddy is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

The following exhibits are being furnished pursuant to Item 601 of Regulation S-K and General Instruction B.2 to this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated September 15, 2023 by Dick's Sporting Goods, Inc. furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: September 15, 2023	By:	/s/ Elizabeth H. Baran
	Name:	Elizabeth H. Baran
	Title:	Vice President - Deputy General Counsel and Assistant Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated September 15, 2023 by Dick's Sporting Goods, Inc. furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)